Exhibit 10.2

CONVERTIBLE PROMISSORY NOTE

$7,622                                                                                                                 January 8, 2012

FOR VALUE RECEIVED, the undersigned, New Century Resources Corporation, a Nevada corporation (“NCR”), promises to pay to the order of Robert J. Nielson, his successors or assigns (“Nielson”) the principal sum of SEVEN THOUSAND TWENTY-TWO ($7,622.00), together with interest thereon at the rate of 10% per annum at 986 E Wheeler Farm Cv, Salt Lake City, UT 84121 on or before the expiration of two years from date.

Nielson shall have the option, at any time, commencing upon the execution hereof  to convert the outstanding principal and interest of this Note into fully-paid and nonassessable shares of NCR’s Common Stock. The conversion rate shall be the total principal and accrued interest outstanding or any part thereof as determined solely by Nielson, divided by the par value of NCR ($.001).

To exercise any conversion, the holder of this Note shall surrender the Note to NCR during usual business hours at the office of NCR, accompanied by a written notice to convert all or a portion of the principal and interest outstanding. NRC then agrees to direct NCR’s transfer agent to issue certificates for the full number of Shares issuable upon conversion or any subsequent conversion under this note to Nielson, his nominees, successors or assigns.

This Note may not be prepaid in whole or in part, at any time, without the prior written consent of Nielson.

NCR hereby waives protest, notice of protest, presentment, dishonor and demand. The rights and privileges of Nielson under this Note shall inure to the benefit of his successors and assigns. This Note may not be waived, changed, modifies, or discharged orally, but only in writing.

IN WITNESS WHEREOF, the undersigned has executed this Convertible Promissory Note as of the date first set forth above.

NEW CENTURY RESOURCES CORPORATION

___________________________

By: George Christodoulou

Its: President